Exhibit 99.1

Analyst Day Presentation

March 12, 2014

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 1

Safe Harbor Statement

This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, financial goals, business strategies, financing plans, competitive position, product development, membership growth, strategic and enterprise opportunities and partnerships, marketing and advertising plans, industry environment, potential growth opportunities, potential market opportunities and the effects of competition.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. You should read the documents that we file with the Securities and Exchange Commission (SEC), including the risks detailed from time to time therein, completely and with the understanding that our actual future results may be different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 2

welcome $ Corporate Overview

Todd Davis

CO-FOUNDER, CHAIRMAN

& CHIEF EXECUTIVE OFFICER

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 3

Agenda

12:00-12:25 GROUP LUNCH

12:25-12:30 WELCOME AND SAFE HARBOR

Todd Davis: Chairman & Chief Executive Officer

12:30-12:55 FORRESTER PRESENTATION

Fatemeh Khatibloo from Forrester

12:55-1:00 OPENING VIDEO

1:00–1:50 CORPORATE OVERVIEW

Todd Davis: Chairman & Chief Executive Officer

Hilary Schneider: President

1:50-2:10 ENTERPRISE BUSINESS OVERVIEW

Larry McIntosh: Chief Executive Officer, ID Analytics

2:10-3:00 CONSUMER PRODUCT OVERVIEW

Steve Seoane: Chief Product Officer

3:00-3:15 BREAK

3:15-4:00 CONSUMER GO-TO-MARKET OVERVIEW

Seth Greenberg: Chief Marketing Officer

Don Beck: SVP, Enterprise Sales And Alliances

4:00-4:30 FINANCIAL OVERVIEW

Chris Power: Chief Financial Officer

4:30-5:00 Q&A

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 4

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

The Cost of Identity Fraud

14.9
MILLION
US victims of identity fraud in past 12 months**

146
MILLION
average number of records compromised by data breach 2008-2012****

Identity theft is the
#1 COMPLAINT
reported in the US for the last 14 years*

$25
BILLION
cost of identity fraud in US in 2012***

2in3
data breach notification recipients became a fraud victim**

* Colleen Tressler, "Identity theft tops list of consumer complaints for 14th consecutive year," Federal Trade Commission, Feb 27, 2014.
** Q32013; Identity Theft Tracking Study; a commissioned survey conducted July/August by Forrester Consulting on behalf of LifeLock.
*** The Bureau of Justice Statistics bulletin, *Victims of Identity Theft, 2012* (December 2013)
**** Verizon Data Breach Investigations Report (2013).

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com
5

The Increasing Risk of Identity Fraud

1.7 7.0 1.3 17%

BILLION BILLION TRILLION OF ALL

Social Network Mobile E-Commerce Reported

Users* Devices** Sales*** Claims****

7% Incidence Rate***** 8% Incidence Rate***** 7% Incidence Rate*****

*2013 estimated users eMarketer (2013).

**Forrester research custom forecast for LifeLock (2013). ***2013 sales estimate. eMarketer (2013).

****FTC Consumer Sentinel Data Book for 2013 (2014). Based on the number of complaints filed with FTC.

***** A commissioned survey conducted by Forrester Consulting on behalf of LifeLock, Q4 2013. Incidence of social network usage, mobile devices for smart phone users, e-commerce sales.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 6

Consumers

TARGET OPPORTUNITY

78 Million

Consumers

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 7

Enterprises

TARGET OPPORTUNITY

3.4 Billion

Transactions Annually

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 8

CONSUMER MARKET OPPORTUNITY

Current Market Share

3 Million

It’s down here

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 9

Concerned About Security

78 Million

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 10

Concerned About Security

30+ Million are doing something 40+ Million are doing nothing

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 11

Income of 50K+

116 Million

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 12

Adults in US

240 Million

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 13

Enterprise Market Opportunity

216 Million Transactions 2013

3.4 Billion

Target Opportunity

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 14

The LifeLock Ecosystem

Member Data Elements & Authenticating Responses

Predictive Analytics

Technology Platform

Data Repository

Proactive Identity Use Alerts

Real-time ID Scores

Cross-Industry Data Elements

Data growth builds momentum

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 15

Growth Strategy

Take advantage of our unique ecosystem Expand data inputs Evolve targeting and messaging Leverage mobile Grow partner channel

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 16

LONG TERM VISION

Identity Bureau

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 17

Hilary Schneider

PRESIDENT

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 18

Over the last 25 years, the world—and the way we live has changed…

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 19

25 Years Ago

Today

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 20

25 Years Ago

Today

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 21

25 Years Ago

Today

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 22

25 Years Ago

Today

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 23

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 24

25 Years Ago

Today

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 25

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 26

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 27

Product Evolution

LifeLock Mobile

LifeLock Junior $5.99 month

LifeLock Ultimate $25 month

LifeLock Command Center $15 month

LifeLock Basic $10 month

I

2009

I

2010

I

2011

I

2012

I

2013

I

2014

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 28

Introduction of the LifeLock Mobile Wallet

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 29

LifeLock Purchase Funnel

LifeLock Wallet Users

Members

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 30

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 31

Top Decile Net Promoter Score

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 32

Member Retention

87.8%

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 33

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Team	Tenure	Experience
Don Beck	Eight Months	Involver, Postini, Adobe
Seth Greenberg	Nine Months	Intuit, eHobbies
Mike Hargis	Five Months	CareerBuilder, GE
Villi Iltchev	Eight Months	Salesforce, HP, Merrill Lynch
Larry McIntosh	Eight Years	Pepsi, McAfee
Jill Nash	Nine Months	Levi Strauss,Yahoo!, Gap Inc. Charles Schwab
Steve Seoane	Three Years	ID Analytics, LexisNexis, Capital One
Connie Suoo	Four Years	Gateway, Experian

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 34

Larry McIntosh

CHIEF EXECUTIVE OFFICER ID ANALYTICS, INC.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 35

ID Analytics

Vision: Eliminate identity fraud for enterprises to drive retention, growth, and profitability

Purpose-built network with unique data + next-generation infrastructure

ID Analytics is a trusted partner for over 250 leading consumer-facing enterprises

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 36

Why organizations turn to ID Analytics

Unique Data Unique Insights

Advanced Analytics Actionable Insights

Real-Time Infrastructure Current Insights

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 37

ID Analytics Addresses Mission-Critical Problems

Problems Addressed

Reduce fraud losses and operational expenses

Improve customer experience

Approve and book more applicants

Reduce credit losses and drive retention

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 38

Industries and Buyers

Telecom DDA (checking)

eCommerce Alt Payments Auto Lending

Retail Card Credit Card

Chief Risk Officer

VP, Engineering Director, Fraud Risk Manager

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Superior Performance From Differentiated Data

ID Network: A real-time, cross-industry network of consumer behavioral data

Over 1 trillion data elements

Over 2 billion high-value consumer events

Unique data others don’t see

Over 3.3 million known identity frauds

Can score 100% of US adult population

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Uncovering Risk

A broad network of identity behavioral connections and linkages provides deep insight into identity risk

Legend

- SSN

- Name

- Address

- Phone

- Date of Birth

- Email Address

- Application

- Fraud Application

Confirmed fraud connected

to identity elements

17

3

41

20

9

Visibility into unusual identity

behavior such as high velocity

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 41

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

What ID Analytics delivers to clients

Customer Inputs

SSN

Name

Address

Phone Number

Date of Birth

Email Address

IP Address


ID NETWORK
Online Identity Information
Confirmed Identity Fraud Events
Personal Identity Information
Account Performance Data

Solution Outputs

Fraud - (Ex. ID Score)

Score + Reason Codes

Credit- (Ex. Credit Optics)

Score + Reason Codes

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Enable the Enterprise, Empower the Consumer

ID Score: 721

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 44

Proving Value Three Different Ways

1. Historical ROI

+ $19M fraud loss reduction

+ $5M operational expense reduction Minimum 6-12:1

- $1.4M solution cost

$22.6M Annual ROI

2. Fraud Loss Reduction

Fraud Detection Rate: Review 3%, catch 76%

3. Responsible Growth

Approval Rate: 35% Increase

Bad Rate: 0.05% Increase

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Competitors & Competitive Advantage

ID Analytics’ competitive differentiation is difficult to replicate

Unique Data Patented Analytics Real-Time Updates

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 46

Client Mix: Leading Enterprises across a wide range of industries

Wireless Providers Credit Card Issuers Retail Card Issuers

5	of the Top 6 Carriers 7 of the Top 10 Issuers Over 75% Market Share

Alternative Lenders Auto Lenders Alternative Payments

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 47

Growth Strategy: 3.4 Billion Alertable Transactions

Market Opportunity

Expand the Core Penetrate Adjacent Markets Establish eCommerce Market

580 Million 360 Million 2.5 Billion

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 48

Why organizations turn to ID Analytics

Unique Data Unique Insights

Advanced Analytics Actionable Insights

Real-Time Infrastructure Current Insights

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 49

Steve Seoane

CHIEF PRODUCT OFFICER

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 50

The LifeLock Ecosystem


Predictive Analytics
Technology Platform
Data Repository
Member Data Elements & Authenticating Responses
Proactive Identity Use Alerts
Real-time ID Scores
Cross-Industry Data Elements
Data growth builds momentum

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 51

3 Layers of Protection

DETECT ALERT RESTORE

Monitor over a Proactive alerts 24x7 Certified

trillion data points that empower resolution

every minute of consumers specialists to

every day handle your case

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

52

Live free in an always connected world

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 53

Live free in an always connected world

©2014 LifeLock Inc. 1-800-LifeLock LifeLoc

54

Live free in an always connected world

email

SMS / TEXT

Integrated Voice Response

©2014 LifeLock Inc. 1-800-LifeLock LifeLoc

55

Live free in an always connected world

©2014 LifeLock Inc. 1-800-LifeLock LifeLoc

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Live free in an always connected world


Jack's Alerts
New Application
You are receiving this alert because LifeLock detected an application or request for a new payday loan, credit card or other account using some of your information.
Alert date: September 3, 2013
Type: New Application
Category: Utility
Company: Verizon Wireless
Alert Dismissed!
You have indicated that this was you, and that it was not an attempt at identity theft.
Contact LifeLock
LifeLock
284k
Cindy H
I like the immediate notification of any transactions that could be fraudulent. Worth every dime.
Unlike · Comment · December 31, 2013 at 3:55pm

LifeLock provides near real time email alerts for new credit applications detected in the ID Analytics network. Fastest alerts require that member supplies a current email address; network does not cover all transactions.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 57

Live free in an always connected world

©2014 LifeLock Inc. 1-800-LifeLock LifeLoc 58

Live free in an always connected world

email

SMS / TEXT

Integrated Voice Response

©2014 LifeLock Inc. 1-800-LifeLock LifeLoc 59

Live free in an always connected world

©2014 LifeLock Inc. 1-800-LifeLock LifeLoc

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Live free in an always connected world


Carrier
12:59 PM
Jack's Alerts
New Application
September 3, 2013
You are receiving this alert because LifeLock detected an application or request for a new payday loan, credit card or other account using some of your information.
Alert date: September 3, 2013
Type: New Application
Data source: Sales Finance
Category: Credit Card
We've received this disposition
Our team is on the case and will track down the information behind this alert. Relax and stay tuned.
Contact LifeLock
LifeLock
284k
Matt W
I have to say I am impressed with Lifelock. Someone apparently tried to use my SSN to get a credit card, and I was notified immediately. I denied it was me, and they're investigating.
All I can say is, "Thanks."
Unlike · Comment · November 19, 2013 at 5:48pm

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

LifeLock provides near real time email alerts for new credit applications detected in the ID Analytics network. Fastest alerts require that member supplies a current email address; network does not cover all transactions.

61

Focus on Member Satisfaction

RETENTION RATE

90%

87.8%

87.1%

85%

82.7%

80% 79.1%

75%

70%

2010 2011 2012 2013

TOP DECILE NPS

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 62

Mobile

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 63

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Mobile customer acquisition


app stores
Tinder
Lifestyle
Emoji Free Emoticon Keyb...
Lifestyle
FREE
LifeLock Wallet
Lifestyle
OPEN
Walgreens
Lifestyle
Mobile web
Offer walls
Ad networks
Young adults
▪ 48% of users are between the ages of 18-44
Tech Savvy - ~2X likely to:
▪ Pay bills online
▪ Shopped online in last 7 days
BILLS PAID
Wiki Chaves
Payment Cards
Credit Score
LifeLock WALLET
Thousands new users a day

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com
64

Product walk through

Millions credit cards

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 65

Conversion

Life Lock Protection

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 66

Priorities

Continuum Process

REACH

LifeLock Wallet

LifeLock Members

CONVERSION

VIRALITY

MONETIZATION

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 67

Product Pipeline

3	MILLION

paid members

LifeLock

240 MILLION

Adults

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 68

Myth #1: “My credit card protects me”

Credit Card

Narrow Visibility

Card Fraud Not Identity Protection

69

Myth #2: “I can do this by myself”

DIY

Limited DIY Steps Not Realistic Not Real Time Not Effective

70

Myth #3: “Credit monitoring is good enough”

Credit Monitoring

Not Comprehensive

Speed Matters

Reactive Not Proactive

71

The LifeLock Difference…

Unique Superior Trusted Data Technology Brand

Growth, Retention, Customer Satisfaction

72

Welcome & Corporate Overview

Seth Greenberg

CHIEF MARKETING OFFICER

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 73

74

Assessing the Opportunity

77 Million

Target Addressable Market (TAM)

3	Million Members

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 75

Assessing the Opportunity

US Adult Population (240M)

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 76

Assessing the Opportunity

Key Target Segments (77M)

77 Million

240 Million

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 77

Assessing the Opportunity

Female Male

Key Target Segments 59% Female, Avg. Age 48

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 78

Addressing the Opportunity

79

Our New Commercials

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 80

Television: A More Diverse Mix

81

Radio: A Broader Roster of Live Reads

The Mark Levin Show

Prominent Conservative Host

Mike & Mike in the Morning

Sports Focus; Radio Show Extends to TV

The

Adam Carolla Show

Younger Audience; Substantial Volume of Downloads

The

Kim Komando Show

America’s Digital Goddess: Over 5 million weekly listeners

Sources: On-air: Arbitron Nationwide Spring 2013; Podcast One & Edison Research

82

Shifting Media Spend Towards Digital

$

2012 2013 2014 (est)

Online Offline

Diversifying Digital

Going Mobile in a Big Way

Educate, Educate, Educate

Trusted Source

A resolution you can keep all year. The one-day identity checkup.

Brand Leadership

MSI International, January 2014 Base: Total Respondents (aware)

Q10b. Imagine you were signing up for Security Identity Protection service. Which number best describes how likely you would be to consider the following companies? (10-point scale: 10=extremely likely to consider; 1=not at all likely to consider)

% who said that, if they were signing up, they’d consider this brand

New Positioning

Qualitative Feedback:

“LifeLock is solid”

“Felt safe”

“Informative”

“Straight to the point” “Relatable”

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 89

Don Beck

SENIOR VICE PRESIDENT PARTNER SALES AND ALLIANCES

Welcome & Corporate Overview

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 90

Multi-Channel GTM Strategy

Partner Distribution Channels

Direct To Consumer Marketing

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 91

Partner Overview

Co-Marketing

Embedded

Affiliates

Employee Benefits

Breach

©2014 LifeLock Inc.1-800-Life Lock Life Lock.com 92

Partner Overview

Co-Marketing

High Cost of Acquisition High Revenue per Member

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 93

Partner Overview

Embedded

Low Cost of Acquisition Low Revenue per Member

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

94

Partner Overview

Affiliates

Lower Cost of Acquisition High Revenue per Member

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 95

Partner Overview

Employee Benefits

High Cost of Acquisition High Revenue per Member

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 96

LifeLock Employee Benefits Poised for Success

Growing Segment Due to 2013 Strategy Shift

Working with voluntary benefits specialists

High penetration into employers and high employee participation

System Integration

Enrollment Platform Flexibility Best in class commissions and billing support

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

97

Partner Overview

Breach

Provides businesses breach response services for their employees and customers.

Low Cost of Acquisition Low Revenue per Member

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 98

Revenue per Member Growth

Ultimate Adoption Across All Partner Channels

YOY Growth

21% 31%

2012 2013

Var: +47% YOY

10 Percentage point increase

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 99

2014 Partner Channel Growth

Strategic partner investments in 2014.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 100

Financial Services Differentiators

LTV Advantages vs. Credit Monitoring

Customer Value

Direct Revenue

Leverage Existing Relationships

Product Flexibility

Sales/Marketing Fit

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 101

Financial Services Case Study

Profile:

Mid-Size Community Bank Bank had $2.5 billion in assets

Overview:

A commercial bank displaced a credit monitoring offer with LifeLock.

# of Members

1055

3738 LifeLock

LTV Revenue per Member

$415 Credit Monitoring

$810 LifeLock

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 102

Delivering Partner Value

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 103

Enterprise Partner Optimism

The channel represents a huge business opportunity

We have made significant investments in sales and marketing

We have established proof points in target segments and market interest in a superior value proposition

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 104

Welcome & Corporate Overview

Chris Power

CHIEF FINANCIAL OFFICER

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 105

Revenue

Revenue ($M)

400.0 300.0 200.0 100.0

2010 2011 2012 2013

Consumer Enterprise

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 106

Adjusted EBITDA

Adjusted EBITDA ($M)

50.0

40.0

30.0

20.0

10.0 —(10.0)

2010 2011 2012 2013

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 107

Member Metrics

Gross New Members

1,000 900 800 700 600 500 400

944k

22% CAGR

762k

704k

517k

2010 2011 2012 2013

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 108

Member Metrics

Cumulative Ending Members

3.0

2.8

2.6

2.4

Millions 2.2

2.0

1.8

1.6

20% CAGR

2010 2011 2012 2013

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 109

Revenue per Member

10.50

9.50

Rev/Mbr

8.50

7.50

12% 10% 8%

YOY Growth

6% 4% 2% 0%

2010 2011 2012 2013

Rev/Member YOY Growth

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 110

Product Mix

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

2010 2011 2012 2013 2013 GNM

LifeLock Ultimate LifeLock Command Center LifeLock Basic LifeLock for Minors/LifeLock Junior

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 111

Annual Retention Rate

90% 85% 80% 75% 70%

Average Life 87.8%

87.1%

4.5 to 8.2 years

82.7%

79.1%

2010 2011 2012 2013

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 112

Annual Retention Rate by Cohort

2013 Cohort Aging

100% 95% 90% 85% 80% 75% 70%

93.7%

93.1%

91.7%

90.5%

89.1%

87.1%

82.1%

1 2 3 4 5 6 7

# of Years a Member

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 113

Components of Profit and Loss

2013 $M % of Rev

Consumer revenue Enterprise revenue Total revenue Adj COS

Adj GM Adj S&M Adj T&D Adj G&A Adj EBITDA

340.1

29.5

369.7

99.3

270.4

161.0

37.1

34.9

42.2

92.0%

8.0%

100.0%

26.9%

73.1%

43.5%

10.0%

9.4%

11.4%

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 114

Components of Profit and Loss

Cost of Service

2013 $M % of Rev

Consumer revenue Enterprise revenue Total revenue Adj COS

Adj GM Adj S&M Adj T&D Adj G&A Adj EBITDA

340.1

29.5

369.7

99.3

270.4

161.0

37.1

34.9

42.2

92.0%

8.0%

100.0%

26.9%

73.1%

43.5%

10.0%

9.4%

11.4%

Enterprise Depn/Other

Credit Card Fees

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 115

Components of Profit and Loss

Sales and Marketing

2013

$M % of Rev

Consumer revenue 340.1 92.0%

Enterprise revenue 29.5 8.0%

Total revenue 369.7 100.0%

Adj COS 99.3 26.9%

Adj GM 270.4 73.1%

Adj S&M 161.0 43.5%

Adj T&D 37.1 10.0%

Adj G&A 34.9 9.4%

Adj EBITDA 42.2 11.4%

Enterprise Production

Personnel

Depn/ Other

Commissions

Media

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 116

Growing Lifetime Value

Member Base New Members

2010 2011 2012 2013 2010 2011 2012 2013

COA Fulfillment Net LTV COA Fulfillment Net LTV

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 117

Free Cash Flow

$70.0

$60.0

$50.0

$40.0

$30.0

$20.0

$10.0 $- $(10.0) $(20.0) $(30.0)

2009 2010 2011 2012 2013

Free Cash Flow

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 118

Tax Update

Federal NOLs

200.0

State NOLs

Mid Point 2014 Guidance

2014

Est. GAAP Tax Rate 40% Est. Cash Tax Rate 5%

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 119

Strong Balance Sheet

Dec 31, 2012 Dec 31, 2013

$Millions $Millions

Cash and Marketable Securities 134.2 172.6

Goodwill & Intangible Assets 180.7 203.3

Deferred Tax Assets — 38.0

Total Other Assets 24.7 49.3

Deferred Revenue 90.6 119.1

Debt — -

Total Other Liabilities 29.0 42.0

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 120

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Long Term Goals

	2010	2011	2012	2013	LT Goals[1]
Adj GM%	68%	68%	71%	73%	75% - 77%
Adj S&M	48%	47%	44%	44%	36% - 39%
Adj T&D	13%	9%	10%	10%	9% - 10%
Adj G&A	13%	8%	7%	9%	7% - 8%
Adj EBITDA	(3.2)%	6.4%	11.2%	11.4%	20% - 25%
FCF	(10)%	12%	15%	18%	18 - 23%

[1] These goals are forward-looking, are subject to significant business, economic, regulatory, competitive, and other uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our filings with the Securities and Exchange Commission from time to time, including our Form 10-K for the year ended December 31, 2013 . Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

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SaaS + Internet + Security (128 companies)

Revenue >$100mm 115 companies

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SaaS + Internet + Security

Revenue Growth >20% 49 companies

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SaaS + Internet + Security

Gross Margin >70% 24 companies

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SaaS + Internet + Security

EBITDA Margin >10% 18 companies

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SaaS + Internet + Security

Revenue >$100mm Revenue Growth >20% Gross Margin >70% EBITDA Margin >10% FCF Margin >10%

10 companies

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Key Investment Highlights

Large and growing addressable market

Leader in consumer identity theft and enterprise fraud protection

Industry leading service offering

Strong barriers to entry: data, analytics, technology platform, and brand Experienced management team with track record of execution Predictable subscription model Compelling combination of growth, profitability, and cash flow

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Q&A

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Appendix

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GAAP to Non-GAAP Reconciliations

Reconciliation of Net Cash Provided By (Used In) Operating Activities to Free Cash Flow

2009 2010 2011 2012 2013

Cash flows provided by (used in) operations (23.4) (14.5) 24.3 48.4 77.4

Less: Acquisitions of property and equipment 5.1 1.5 2.0 7.5 10.4

Free Cash Flow (28.5) (16.0) 22.3 40.9 67.0

Reconciliation of Net Income (Loss) to Adjusted EBITDA

2010 2011 2012 2013

Net income (loss) (15.4) (4.3) 23.5 52.5

Depreciation and amortization 4.2 3.7 10.4 12.8

Share-based compensation 3.3 3.3 6.8 14.7

Interest expense 1.4 0.2 3.7 0.4

Interest income ——— (0.1)

Change in fair value of warrant liabilities 1.3 8.7 (3.1) —

Change in embedded derivatives —— 2.8 —

Other expense ————

Acquisition expenses — 0.6 0.7 1.1

Income tax (benefit) expense — 0.2 (13.7) (39.1)

Adjusted EBITDA (5.2) 12.5 31.0 42.2

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GAAP to Non-GAAP Reconciliations

Reconciliation of Cost of Services to Adjusted Cost of

Services 2010 2011 2012 2013

Cost of services 43.1 51.4 79.9 100.2

Share-based compensation (0.2) (0.3) (0.6) (0.9)

Adjusted Cost of Services 42.9 51.1 79.3 99.3

Reconciliation of Gross Profit to Adjusted Gross Profit 2010 2011 2012 2013

Gross Profit 110.8 131.3 196.5 269.4

Share-based compensation 0.2 0.3 0.6 0.9

Adjusted Gross Profit 111.0 131.6 197.2 270.4

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GAAP to Non-GAAP Reconciliations

Reconciliation of Sales and Marketing Expenses to

Adjusted Sales and Marketing Expenses 2010 2011 2012 2013

Sales and marketing expenses 78.8 91.2 123.0 162.9

Share-based compensation (0.7) (0.7) (1.1) (1.9)

Adjusted sales and marketing expenses 78.1 90.5 121.9 161.0

Reconciliation of Technology and Development Expenses

to Adjusted Technology and Development Expenses 2010 2011 2012 2013

Technology and development expenses 21.3 17.7 29.5 40.9

Share-based compensation (0.8) (0.8) (1.7) (3.8)

Acquisition related expenses ——— -

Adjusted technology and development expenses 20.5 16.9 27.8 37.1

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GAAP to Non-GAAP Reconciliations

Reconciliation of General and Administrative Expenses to

Adjusted General and Administrative Expenses 2010 2011 2012 2013

General and administrative expenses 23.3 17.5 24.6 44.1

Share-based compensation (1.5) (1.5) (3.3) (8.1)

Acquisition related expenses — (0.6) (0.7) (1.0)

Adjusted general and administrative expenses 21.8 15.4 20.6 34.9

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